Exhibit 1

Joint Filing Agreement

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D, and any subsequent amendments thereto, to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 4th day of February, 2014.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

THE CARLYLE GROUP L.P.
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I GP INC.

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I GP SUB L.L.C.
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CARLYLE HOLDINGS I L.P.
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

TC GROUP, L.L.C.
by:	Carlyle Holdings I L.P., its managing member
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

TC GROUP SUB L.P.
by:	TC Group, L.L.C., its general partner
by:	Carlyle Holdings I L.P., its managing member
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

TC Group CSP II, L.L.C.
by:	TC Group Sub L.P., its managing member
by:	TC Group, L.L.C., its general partner
by:	Carlyle Holdings I L.P., its managing member
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CSP II General Partner, L.P.
by:	TC Group CSP II, L.L.C., its general partner
by:	TC Group Sub L.P., its managing member
by:	TC Group, L.L.C., its general partner
by:	Carlyle Holdings I L.P., its managing member
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

Carlyle Strategic Partners II, L.P.
by:	CSP II General Partner, L.P., its general partner
by:	TC Group CSP II, L.L.C., its general partner
by:	TC Group Sub L.P., its managing member
by:	TC Group, L.L.C., its general partner
by:	Carlyle Holdings I L.P., its managing member
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CSP II Coinvestment, L.P.
by:	CSP II General Partner, L.P., its general partner
by:	TC Group CSP II, L.L.C., its general partner
by:	TC Group Sub L.P., its managing member
by:	TC Group, L.L.C., its general partner
by:	Carlyle Holdings I L.P., its managing member
by:	Carlyle Holdings I GP Sub L.L.C., its general partner
by:	Carlyle Holdings I GP Inc., its managing member

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II GP L.L.C.
By:	The Carlyle Group L.P., its managing member
By:	Carlyle Group Management L.L.C., its general partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CARLYLE HOLDINGS II L.P.

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	Carlyle Holdings II L.P., its general partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel D’Aniello
Title:	Chairman

CSP III AIV GP (Cayman), Ltd.

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CSP III AIV General Partner (Cayman), L.P.
By:	CSP III AIV GP (Cayman), Ltd., its general partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman

CSP III AIV (CAYMAN), L.P.
By:	CSP III AIV General Partner (Cayman), L.P., its general partner
By:	CSP III AIV GP (Cayman), Ltd., its general partner

by:	/s/ R. Rainey Hoffman, attorney-in-fact
Name:	Daniel A. D’Aniello
Title:	Chairman